Exhibit 99.4

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. BurgerFi International, Inc Debtor(s) § § § § Case No. 24-12017 Lead Case No. 24-12017 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 09/30/2024 Petition Date: 09/11/2024 Months Pending: 1 Industry Classification: 7 2 2 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Thomas J. Francella 12/10/2024 Thomas J. Francella 1200 North Broom Street Wilmington, DE 19806 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 2 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $0 e. Total assets $0 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $0 o. Ending equity/net worth (e-n) $0 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $0 $0

UST Form 11-MOR (12/01/2021) 3 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Raines Feldman Littrell LLP Lead Counsel $0 $0 $0 $0 ii Force 10 Partners LLC Financial Professional $0 $0 $0 $0 iii McDonald Hopkins LLC Other $0 $0 $0 $0 iv Morris, Nichols, Arsht & TunneOther $0 $0 $0 $0 v Kroll Securities LLC Other $0 $0 $0 $0 vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

UST Form 11-MOR (12/01/2021) 4 Debtor's Name BurgerFi International, Inc Case No. 24-12018 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

UST Form 11-MOR (12/01/2021) 5 Debtor's Name BurgerFi International, Inc Case No. 24-12018 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i M Law PLLC Other $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv

UST Form 11-MOR (12/01/2021) 6 Debtor's Name BurgerFi International, Inc Case No. 24-12018 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

UST Form 11-MOR (12/01/2021) 7 Debtor's Name BurgerFi International, Inc Case No. 24-12018 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii

UST Form 11-MOR (12/01/2021) 8 Debtor's Name BurgerFi International, Inc Case No. 24-12018 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-MOR (12/01/2021) 9 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Jeremy Rosenthal Signature of Responsible Party Chief Restructuring Officer Printed Name of Responsible Party 12/10/2024 Title Date Jeremy Rosenthal

UST Form 11-MOR (12/01/2021) 10 Debtor's Name BurgerFi International, Inc Case No. 24-12018 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. BurgerFi International, Inc Debtor(s) § § § § Case No. 24-12017 Lead Case No. 24-12017 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 10/31/2024 Petition Date: 09/11/2024 Months Pending: 2 Industry Classification: 7 2 2 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Thomas J. Francella 12/10/2024 Thomas J. Francella 1200 North Broom Street Wilmington, DE 19806 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 2 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $0 e. Total assets $0 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $0 o. Ending equity/net worth (e-n) $0 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $0 $0

UST Form 11-MOR (12/01/2021) 3 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Raines Feldman Littrell LLP Lead Counsel $0 $0 $0 $0 ii Force 10 Partners LLC Financial Professional $0 $0 $0 $0 iii McDonald Hopkins LLC Other $0 $0 $0 $0 iv Morris, Nichols, Arsht & TunneOther $0 $0 $0 $0 v Kroll Securities LLC Other $0 $0 $0 $0 vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

UST Form 11-MOR (12/01/2021) 4 Debtor's Name BurgerFi International, Inc Case No. 24-12018 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

UST Form 11-MOR (12/01/2021) 5 Debtor's Name BurgerFi International, Inc Case No. 24-12018 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i M Law PLLC Other $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv

UST Form 11-MOR (12/01/2021) 6 Debtor's Name BurgerFi International, Inc Case No. 24-12018 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

UST Form 11-MOR (12/01/2021) 7 Debtor's Name BurgerFi International, Inc Case No. 24-12018 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii

UST Form 11-MOR (12/01/2021) 8 Debtor's Name BurgerFi International, Inc Case No. 24-12018 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-MOR (12/01/2021) 9 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Jeremy Rosenthal Signature of Responsible Party Chief Restructuring Officer Printed Name of Responsible Party 12/10/2024 Title Date Jeremy Rosenthal

UST Form 11-MOR (12/01/2021) 10 Debtor's Name BurgerFi International, Inc Case No. 24-12018 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 11 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50

UST Form 11-MOR (12/01/2021) 12 Debtor's Name BurgerFi International, Inc Case No. 24-12018 PageFour PageThree

UST Form 11-MOR (12/01/2021) 11 Debtor's Name BurgerFi International, Inc Case No. 24-12018 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50

UST Form 11-MOR (12/01/2021) 12 Debtor's Name BurgerFi International, Inc Case No. 24-12018 PageFour PageThree

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. BurgerFi International, Inc Debtor(s) § § § § Case No. 24-12017 Lead Case No. 24-12017 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/30/2024 Petition Date: 09/11/2024 Months Pending: 3 Industry Classification: 7 2 2 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Date Address /s/ Thomas J. Francella 01/02/2025 Thomas J. Francella Printed Name of Responsible Party 824 North Market Street, Suite 805 Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 2 Debtor's Name BurgerFi International, Inc Case No. 24-12017 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $0 e. Total assets $0 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $0 o. Ending equity/net worth (e-n) $0 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $0 $0

UST Form 11-MOR (12/01/2021) 3 Debtor's Name BurgerFi International, Inc Case No. 24-12017 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Raines Feldman Littrell LLP Lead Counsel $0 $0 $0 $0 ii Force 10 Partners LLC Financial Professional $0 $0 $0 $0 iii McDonald Hopkins LLC Other $0 $0 $0 $0 iv Morris, Nichols, Arsht & TunneOther $0 $0 $0 $0 v Kroll Securities LLC Other $0 $0 $0 $0 vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

UST Form 11-MOR (12/01/2021) 4 Debtor's Name BurgerFi International, Inc Case No. 24-12017 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

UST Form 11-MOR (12/01/2021) 5 Debtor's Name BurgerFi International, Inc Case No. 24-12017 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i CM Law PLLC Other $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv

UST Form 11-MOR (12/01/2021) 6 Debtor's Name BurgerFi International, Inc Case No. 24-12017 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

UST Form 11-MOR (12/01/2021) 7 Debtor's Name BurgerFi International, Inc Case No. 24-12017 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii

UST Form 11-MOR (12/01/2021) 8 Debtor's Name BurgerFi International, Inc Case No. 24-12017 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-MOR (12/01/2021) 9 Debtor's Name BurgerFi International, Inc Case No. 24-12017 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Jeremy Rosenthal Signature of Responsible Party Chief Restructuring Officer Printed Name of Responsible Party 01/15/2025 Title Date Jeremy Rosenthal

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